SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2018

SCPHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-38293		46-5184075
(Commission File Number)		(I.R.S. Employer Identification No.)

2400 District Avenue, Suite 310 Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 517-0730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of scPharmaceuticals Inc. (the “Company”) was held on June 19, 2018. Proxies were solicited pursuant to the Company’s proxy statement filed on April 30, 2018, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 18,542,334. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 16,442,204, representing 88.67% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect three Class I directors to the Company’s Board of Directors and (ii) to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The voting results reported below are final.

Proposal 1 – Election of Directors

Dorothy Coleman, Frederick Hudson, and Leonard D. Schaeffer were duly elected to the Company’s Board of Directors as Class I directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON- VOTES
Dorothy Coleman	14,784,049	98.71%	192,634	1.29%	1,465,521
Frederick Hudson	14,969,333	99.95%	7,350	0.05%	1,465,521
Leonard D. Schaeffer	14,764,577	98.58%	212,106	1.42%	1,465,521

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN
NUMBER	16,364,465	45	77,694
PERCENTAGE OF VOTED	99.53%	0.00%	0.47%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCPHARMACEUTICALS INC.

Date: June 20, 2018	By:	/s/ John H. Tucker
	Name:	John H. Tucker
	Title:	President, Chief Executive Officer and Principal Executive Officer